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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 31, 2001



                                  COAST BANCORP
             (Exact name of Registrant as specified in its charter)



       CALIFORNIA                                                77-0567091
----------------------------       -------------             -------------------
(State or other jurisdiction       (File number)             (I.R.S. Employer
   of incorporation)                                         Identification No.)



553 HIGUERA STREET, SAN LUIS OBISPO, CA                                93401
---------------------------------------                             -----------
(Address of principal executive office)                              (Zip Code)



Registrant's telephone number, including area code:  (805) 541-0400
                                                    ----------------


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



                            Page 1 of _________ pages
                             Exhibit Index page ___


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ITEM 5.  OTHER EVENTS

         On May 31, 2001, Coast National Bank, a national banking association organized under the laws of the United States ("Bank"), completed its holding company reorganization, whereby the Bank became the wholly owned subsidiary of Coast Bancorp, a California corporation ("Bancorp").

         Pursuant to the Plan of Reorganization and Agreement of Merger, dated as of March 1, 2001, each outstanding share of Bank common stock was exchanged for one share of common stock of Bancorp.

         U.S. Stock Transfer Corporation, Glendale, California, is Bancorp's transfer agent.

         The filing of this 8-K Report by Bancorp begins its filings with the Securities and Exchange Commission under Section 12(g) of the Securities
Exchange Act of 1934, as amended ("Exchange Act"). The Bank previously filed such Exchange Act reports with the Comptroller of the Currency pursuant to
Section 12(g) of the Exchange Act.

         Bancorp's common stock is anticipated to begin trading on the Bulletin
Board under the symbol "CTBP" on June 1, 2001.

         A copy of the press release issued June 1, 2001 by Bancorp is attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  2 Plan of Reorganization and Agreement of Merger, dated as of March 1, 2001

                  99       Press Release


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 1, 2001                    COAST BANCORP


                                            By: /s/ JACK C. WAUCHOPE
                                                --------------------------------

                                                Jack C. Wauchope
                                                Chief Executive Officer




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                                  EXHIBIT INDEX

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
EXHIBIT NO.        DESCRIPTION                                               PAGE NO.
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
2                  Plan of Reorganization and Agreement of Merger,
                   dated as of March 1, 2001.

99                 Press Release